UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 27, 2000


                                 CenturyTel, Inc.

             (Exact name of registrant as specified in its charter)


       Louisiana                     1-7784                     72-0651161
    (State or other             (Commission File              (IRS Employer
    jurisdiction of                  Number)                Identification No.)
    incorporation)

        100 Century Park Drive, Monroe, Louisiana                71203
         (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number, including area code      (318) 388-9000



Item 5.   Other Events

   The following press release was issued by CenturyTel,Inc. on January
27, 2000:



FOR IMMEDIATE RELEASE               FOR MORE INFORMATION CONTACT:
January 27, 2000                    Jeffrey S. Glover (318) 388-9648
                                    jeff.glover@centurytel.com

CenturyTel Achieves Excellent Customer Growth During 1999 and Completes 16th
----------------------------------------------------------------------------
  Consecutive Year of Record Earnings
  --------------------------------------------------------------------------

Monroe, LA. . . CenturyTel, Inc. (NYSE Symbol: CTL) announces operating results for fourth quarter 1999.

o Revenues from recurring operations climbed 11.8% to $426.5 million.

o Net income from recurring operations jumped 15.7% to $58.9 million.

o Diluted earnings per share from recurring operations rose 16.7% to $.42.

o Earnings before interest, taxes, depreciation, amortization and gain on sales of assets, from recurring operations increased 8.8% to $214.3 million.

--------------------------------------------------------------------------------------
Fourth Quarter Highlights,
excluding the effect of asset divestitures     Quarter Ended   Quarter Ended  % Change
and nonrecurring gains and losses                 12/31/99        12/31/98
--------------------------------------------------------------------------------------
                                               (In thousands, except per share amounts)

   Revenues (1)                                 $   426,458     $   381,446      11.8%
   EBITDA (2)                                   $   214,271     $   196,922       8.8
   Net Income (3)                               $    58,942     $    50,926      15.7
   Diluted Earnings Per Share (3)(4)            $       .42     $       .36      16.7
   Average Diluted Shares Outstanding (4)           141,756         140,693        .8

   Telephone Revenues (1)                       $   293,167     $   261,143      12.3
   Wireless Revenues                            $   102,024     $    98,466       3.6
   Other Operations Revenues                    $    31,267     $    21,837      43.2
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------

   Telephone Access Lines                         1,272,867       1,214,709       4.8%
   Wireless Units in Majority-Owned Markets         707,486         614,045      15.2%
--------------------------------------------------------------------------------------

(1) 1999 results include a $9.6 million incremental revenue contribution from the 1998 acquisition of properties in Wisconsin from Ameritech
(2) Earnings before interest, taxes, depreciation, amortization and gain on sales of assets
(3) Excludes after-tax gain on asset sales of $7.6 million, or $.05 per share, and nonrecurring charges of $5.8 million, or $.04 per share, in fourth quarter 1999
(4) Reflects a three-for-two stock split effected as a stock dividend distri-buted March 31, 1999

"CenturyTel finished 1999 with excellent customer growth during the fourth quarter," Glen F. Post, III, President and Chief Executive Officer, said. "For the quarter, CenturyTel added 56,600 wireless subscribers, 18,200 long distance customers and 4,700 Internet customers. Financial performance from recurring operations was very strong during the quarter. We enter 2000 focused on driving additional growth in our core wireline and wireless operations, aggressively deploying DSL technology, expanding our CLEC initiative and completing previously announced acquisitions."


     Net income for the quarter from recurring operations climbed 15.7% to $58.9 million from $50.9 million in fourth quarter 1998. Diluted earnings per share from recurring operations increased 16.7% to $.42 from $.36. Consolidated revenues from recurring operations rose 11.8% to $426.5 million from $381.4 million. EBITDA from recurring operations grew to $214.3 million from $196.9 million, an 8.8% increase. CenturyTel achieved a consolidated EBITDA margin of 50.2% during the quarter.

     These results exclude the 1998 contribution to revenues of $33.6 million and associated expenses from the sale of non-strategic assets in Alaska and South Texas during the second quarter 1999. Also excluded are a one-time gain of $7.6 million, or $.05 per share, related to the sale of non-strategic assets and one-time charges of $5.8 million, or $.04 per share, in the fourth quarter of 1999. $4.1 million of these one-time charges is related to a non-cash charge taken by BellSouth in a market in which CenturyTel has a minority ownership interest. The remaining one-time charge of $1.7 million relates to the closure of CenturyTel's call center operations.

     Telephone revenues from recurring operations grew 12.3% to $293.2 million during the quarter, compared with $261.1 million in fourth quarter 1998. A prior-year acquisition contributed $9.6 million in incremental telephone revenues during the quarter. Telephone operating income from recurring operations increased 13.4%, reaching $91.4 million from $80.6 million, and EBITDA from recurring operations rose 12.7% to $159.8 million from $141.7 million a year ago. CenturyTel's fourth quarter telephone EBITDA margin was 54.5% while the operating income margin was 31.2% from recurring operations.

     These results exclude the 1998 contribution to revenues of $31.2 million and associated expenses from telephone properties in Alaska that were sold during second quarter 1999.

     "During the quarter, CenturyTel deployed DSL service utilizing the new G-lite equipment and the demand has been very strong. In addition, we successfully initiated a CLEC trial in Shreveport, Louisiana, during the quarter and we look forward to making our CLEC services commercially available during the first half of 2000," Post said.

     Wireless revenues from recurring operations grew 3.6% to $102.0 million in fourth quarter 1999, compared with $98.5 million in fourth quarter 1998. Wireless operating income from recurring operations was $22.1 million compared to $25.1 million, an 11.7% decrease, and EBITDA from recurring operations decreased 3.3% to $39.8 million compared to $41.1 million a year ago. Higher customer growth directly increased sales and marketing expenses which reduced operating income and cash flow for the quarter. CenturyTel's fourth quarter wireless EBITDA margin was 39.0% (40.3% based on service revenues), and operating income margin was 21.7% (22.4% based on service revenues). Average monthly cellular service revenue per user (ARPU) was $49 during fourth quarter 1999, a 10.9% decrease from $55 a year ago. The average monthly churn rate was 1.9%.

     These results exclude the 1998 contribution to revenues of $3.7 million and associated expenses from cellular properties in South Texas and Alaska that were sold during second quarter 1999.

     "CenturyTel achieved company-record fourth quarter wireless customer growth as we added more than 56,000 wireless subscribers, surpassing the 700,000 wireless customer mark. Subscriber growth accelerated 73% for the year, while customer churn declined 33 basis points. This strong customer growth led to increased sales and marketing costs in the current quarter but should generate additional revenue in future quarters," Post said.

     Other operations revenues from recurring operations grew 43.2% to $31.3 million during fourth quarter 1999, compared with $21.8 million in fourth quarter 1998. CenturyTel's long distance business generated $7.9 million of the increase in other operations revenues. CenturyTel now serves more than 303,700 long distance customers, adding nearly 18,200 during the quarter. CenturyTel recently announced its intentions to close its operator services call center business due to continuing losses and the lack of viable long-term growth prospects.

     "CenturyTel's long distance customer base surpassed the 300,000 customer mark as long distance revenues jumped 49% to $24 million for the quarter," Post said.

     For the full year of 1999, net income from recurring operations climbed 22.7% to $237.9 million from $193.9 million in 1998. Diluted earnings per share increased 20.9% to $1.68 from $1.39, and consolidated revenues rose 12.4% to $1.6 billion from $1.4 billion. EBITDA grew to $861.2 million from $765.4 million, a 12.5% increase.

     These results exclude the revenue impact and associated expenses related to the sale of the assets in Alaska and South Texas, which occurred in second quarter 1999. Also excluded are one-time gains of $7.3 million, or $.05 per share, related to the sale of non-strategic assets and one-time charges of $5.8 million, or $.04 per share, during 1999.

     "CenturyTel generated free-cash flow of $167 million, demonstrating our financial strength and ability to reduce debt. We reduced long-term debt by $470 million during 1999, utilizing free-cash flow and proceeds from asset sales," Post said.

     In addition to historical information, this release includes certain forward-looking statements that are subject to uncertainties that could cause the Company's actual results to differ materially from such statements. Such uncertainties include but are not limited to: the effects of ongoing deregulation in the telecommunications industry; the effects of greater than anticipated competition in the Company's markets; possible changes in the demand for the Company's products and services; the Company's ability to successfully introduce new offerings on a timely and cost-effective basis; the risks inherent in rapid technological change; the Company's ability to effectively manage its growth, including the timely consummation of pending acquisitions, and integrating newly-acquired properties into the Company's operations; and the effects of more general factors such as changes in overall market or economic conditions or in legislation, regulation or public policy. These and other uncertainties related to the Company's business are described in greater detail in the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

     CenturyTel, Inc. provides integrated communications services including local exchange, wireless, long distance, Internet access and security monitoring services to more than two million customers in 21 states. The company, headquartered in Monroe, Louisiana, is publicly traded on the New York Stock Exchange under the symbol CTL. CenturyTel is the seventh largest local exchange telephone company, based on access lines, and the ninth largest cellular company, based on population equivalents owned, in the United States. Visit CenturyTel's corporate website at (www.centurytel.com).


                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                  THREE MONTHS ENDED DECEMBER 31, 1999 AND 1998
                                   (UNAUDITED)

                                                                       INCREASE
                                           1999           1998        (DECREASE)
-------------------------------------------------------------------------------
                                          In thousands, except per share amounts

         TELEPHONE OPERATIONS
Operating revenues
  Local service                        $   87,415        88,072          (0.7%)
  Network access                          171,377       167,007           2.6%
  Other                                    34,375        35,999          (4.5%)
---------------------------------------------------------------
                                          293,167       291,078           0.7%
---------------------------------------------------------------

Operating expenses
  Plant operations                         65,904        68,555          (3.9%)
  Customer operations                      23,109        24,596          (6.0%)
  Corporate and other                      44,400        40,849           8.7%
  Depreciation and amortization            68,313        68,377          (0.1%)
---------------------------------------------------------------
                                          201,726       202,377          (0.3%)
---------------------------------------------------------------
Telephone operating income                 91,441        88,701           3.1%
---------------------------------------------------------------

         WIRELESS OPERATIONS
Operating revenues
  Service revenues                         98,619        99,343          (0.7%)
  Equipment sales                           3,405         2,780          22.5%
---------------------------------------------------------------
                                          102,024       102,123          (0.1%)
---------------------------------------------------------------

Operating expenses
  Cost of equipment sold                    7,560         5,781          30.8%
  System operations                        14,472        15,764          (8.2%)
  General, administrative and
   customer service                        19,456        20,565          (5.4%)
  Sales and marketing                      20,773        16,949          22.6%
  Depreciation and amortization            17,630        17,071           3.3%
---------------------------------------------------------------
                                           79,891        76,130           4.9%
---------------------------------------------------------------
Wireless operating income                  22,133        25,993         (14.9%)
---------------------------------------------------------------

       OTHER OPERATIONS
Operating revenues                         31,267        21,837          43.2%
---------------------------------------------------------------

Operating expenses
  Cost of sales and other                  25,499        15,706          62.4%
  Depreciation and amortization             2,580           818         215.4%
---------------------------------------------------------------
                                           28,079        16,524          69.9%
---------------------------------------------------------------
Other operating income                      3,188         5,313         (40.0%)
---------------------------------------------------------------

TOTAL OPERATING INCOME                    116,762       120,007          (2.7%)

OTHER INCOME (EXPENSE)
  Interest expense                        (35,832)      (40,767)        (12.1%)
  Income from unconsolidated
   cellular entities                          762         7,764         (90.2%)
  Minority interest                        (2,353)       (2,533)         (7.1%)
  Gain on sales of assets                  11,648             -             -
  Other income and expense                  2,468         2,814         (12.3%)
  Income tax expense                      (32,782)      (35,091)         (6.6%)
---------------------------------------------------------------
NET INCOME                             $   60,673        52,194          16.2%
===============================================================

EARNINGS PER SHARE (1)
  Basic (2)                            $     0.43          0.38          13.2%
  Diluted (3)                          $     0.43          0.37          16.2%

SHARES OUTSTANDING (1)
  Basic                                   139,372       137,469           1.4%
  Diluted                                 141,756       140,693           0.8%

DIVIDENDS PER COMMON SHARE (1)         $   0.0450        0.0433           3.9%
------------------

   (1) Reflects a three-for-two stock split effected as a stock dividend distributed March 31, 1999
   (2) Excluding the effect of asset divestitures and nonrecurring gains and losses, basic earnings per share were $.42 and $.37 for 1999 and 1998, respectively
   (3) Excluding the effect of asset divestitures and nonrecurring gains and losses, diluted earnings per share were $.42 and $.36 for 1999 and 1998, respectively

----------------------




                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                  THREE MONTHS ENDED DECEMBER 31, 1999 AND 1998
                                   (UNAUDITED)

Excludes the effect of asset divestitures
   and nonrecurring gains and losses                                   INCREASE
                                           1999           1998        (DECREASE)
-------------------------------------------------------------------------------
                                          In thousands, except per share amounts

         TELEPHONE OPERATIONS
Operating revenues
  Local service                        $   87,415        78,503          11.4%
  Network access                          171,377       152,163          12.6%
  Other                                    34,375        30,477          12.8%
---------------------------------------------------------------
                                          293,167       261,143          12.3%
---------------------------------------------------------------

Operating expenses
  Plant operations                         65,904        58,539          12.6%
  Customer operations                      23,109        21,767           6.2%
  Corporate and other                      44,400        39,096          13.6%
  Depreciation and amortization            68,313        61,118          11.8%
---------------------------------------------------------------
                                          201,726       180,520          11.7%
---------------------------------------------------------------
Telephone operating income                 91,441        80,623          13.4%
---------------------------------------------------------------

         WIRELESS OPERATIONS
Operating revenues
  Service revenues                         98,619        95,755           3.0%
  Equipment sales                           3,405         2,711          25.6%
---------------------------------------------------------------
                                          102,024        98,466           3.6%
---------------------------------------------------------------

Operating expenses
  Cost of equipment sold                    7,560         5,619          34.5%
  System operations                        14,472        15,080          (4.0%)
  General, administrative and
   customer service                        19,456        20,039          (2.9%)
  Sales and marketing                      20,773        16,601          25.1%
  Depreciation and amortization            17,630        16,069           9.7%
---------------------------------------------------------------
                                           79,891        73,408           8.8%
---------------------------------------------------------------
Wireless operating income                  22,133        25,058         (11.7%)
---------------------------------------------------------------

       OTHER OPERATIONS
Operating revenues                         31,267        21,837          43.2%
---------------------------------------------------------------

Operating expenses
  Cost of sales and other                  24,250        15,706          54.4%
  Depreciation and amortization             1,080           818          32.0%
---------------------------------------------------------------
                                           25,330        16,524          53.3%
---------------------------------------------------------------
Other operating income                      5,937         5,313          11.7%
---------------------------------------------------------------

TOTAL OPERATING INCOME                    119,511       110,994           7.7%

OTHER INCOME (EXPENSE)
  Interest expense                        (35,832)      (34,968)          2.5%
  Income from unconsolidated
   cellular entities                        7,622         7,764          (1.8%)
  Minority interest                        (2,353)       (2,533)         (7.1%)
  Other income and expense                  2,468         2,692          (8.3%)
  Income tax expense                      (32,474)      (33,023)         (1.7%)
---------------------------------------------------------------
NET INCOME                             $   58,942        50,926          15.7%
===============================================================

EARNINGS PER SHARE (1)
  Basic                                $     0.42          0.37          13.5%
  Diluted                              $     0.42          0.36          16.7%

SHARES OUTSTANDING (1)
  Basic                                   139,372       137,469           1.4%
  Diluted                                 141,756       140,693           0.8%

DIVIDENDS PER COMMON SHARE (1)         $   0.0450        0.0433           3.9%
------------------

   (1) Reflects a three-for-two stock split effected as a stock dividend distributed March 31, 1999

------------------

                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                 TWELVE MONTHS ENDED DECEMBER 31, 1999 AND 1998
                                   (UNAUDITED)


                                                                       INCREASE
                                           1999           1998        (DECREASE)
-------------------------------------------------------------------------------
                                          In thousands, except per share amounts

         TELEPHONE OPERATIONS
Operating revenues
  Local service                        $  353,534       331,736           6.6%
  Network access                          654,003       629,583           3.9%
  Other                                   135,056       130,291           3.7%
---------------------------------------------------------------
                                        1,142,593     1,091,610           4.7%
---------------------------------------------------------------

Operating expenses
  Plant operations                        262,864       245,164           7.2%
  Customer operations                      91,077        92,552          (1.6%)
  Corporate and other                     160,819       157,293           2.2%
  Depreciation and amortization           275,476       262,893           4.8%
---------------------------------------------------------------
                                          790,236       757,902           4.3%
---------------------------------------------------------------
Telephone operating income                352,357       333,708           5.6%
---------------------------------------------------------------

         WIRELESS OPERATIONS
Operating revenues
  Service revenues                        411,492       398,739           3.2%
  Equipment sales                          10,777         9,088          18.6%
---------------------------------------------------------------
                                          422,269       407,827           3.5%
---------------------------------------------------------------

Operating expenses
  Cost of equipment sold                   21,408        16,992          26.0%
  System operations                        56,866        60,049          (5.3%)
  General, administrative and
   customer service                        79,569        81,350          (2.2%)
  Sales and marketing                      61,903        57,967           6.8%
  Depreciation and amortization            68,593        62,345          10.0%
---------------------------------------------------------------
                                          288,339       278,703           3.5%
---------------------------------------------------------------
Wireless operating income                 133,930       129,124           3.7%
---------------------------------------------------------------

       OTHER OPERATIONS
Operating revenues                        111,807        77,648          44.0%
---------------------------------------------------------------

Operating expenses
  Cost of sales and other                  85,278        57,353          48.7%
  Depreciation and amortization             4,747         3,316          43.2%
---------------------------------------------------------------
                                           90,025        60,669          48.4%
---------------------------------------------------------------
Other operating income                     21,782        16,979          28.3%
---------------------------------------------------------------

TOTAL OPERATING INCOME                    508,069       479,811          5.9%

OTHER INCOME (EXPENSE)
  Interest expense                       (150,557)     (167,552)        (10.1%)
  Income from unconsolidated
   cellular entities                       27,675        32,869         (15.8%)
  Minority interest                       (27,913)      (12,797)        118.1%
  Gain on sales of assets                  62,808        49,859          26.0%
  Other income and expense                  9,190         5,268          74.4%
  Income tax expense                     (189,503)     (158,701)         19.4%
---------------------------------------------------------------
NET INCOME                             $  239,769       228,757           4.8%
===============================================================

EARNINGS PER SHARE (1)
  Basic  (2)                           $     1.72          1.67           3.0%
  Diluted (3)                          $     1.70          1.64           3.7%

SHARES OUTSTANDING (1)
  Basic                                   138,848       137,010           1.3%
  Diluted                                 141,432       140,105           0.9%

DIVIDENDS PER COMMON SHARE (1)         $   0.1800        0.1732           3.9%
------------------

 (1) Reflects a three-for-two stock split effected as a stock dividend distributed March 31, 1999
 (2) Excluding the effect of asset divestitures and nonrecurring gains and losses, basic earnings per share were $1.71 and $1.41 for 1999 and 1998, respectively
 (3) Excluding the effect of asset divestitures and nonrecurring gains and losses, diluted earnings per share were $1.68 and $1.39 for 1999 and 1998, respectively



                                CenturyTel, Inc.
                        CONSOLIDATED STATEMENTS OF INCOME
                 TWELVE MONTHS ENDED DECEMBER 31, 1999 AND 1998
                                   (UNAUDITED)

 Excludes the effect of asset divestitures
   and nonrecurring gains and losses                                   INCREASE
                                           1999           1998        (DECREASE)
-------------------------------------------------------------------------------
                                          In thousands, except per share amounts

         TELEPHONE OPERATIONS
Operating revenues
  Local service                        $  339,123       294,480          15.2%
  Network access                          631,819       569,555          10.9%
  Other                                   126,418       109,665          15.3%
---------------------------------------------------------------
                                        1,097,360       973,700          12.7%
---------------------------------------------------------------

Operating expenses
  Plant operations                        248,419       208,305          19.3%
  Customer operations                      87,097        81,234           7.2%
  Corporate and other                     157,276       148,234           6.1%
  Depreciation and amortization           264,837       234,496          12.9%
---------------------------------------------------------------
                                          757,629       672,269          12.7%
---------------------------------------------------------------
Telephone operating income                339,731       301,431          12.7%
---------------------------------------------------------------

         WIRELESS OPERATIONS
Operating revenues
  Service revenues                        404,354       385,306           4.9%
  Equipment sales                          10,649         8,746          21.8%
---------------------------------------------------------------
                                          415,003       394,052           5.3%
---------------------------------------------------------------

Operating expenses
  Cost of equipment sold                   21,190        16,390          29.3%
  System operations                        55,820        56,994          (2.1%)
  General, administrative and
   customer service                        78,465        79,113          (0.8%)
  Sales and marketing                      61,350        56,258           9.1%
  Depreciation and amortization            67,088        58,468          14.7%
---------------------------------------------------------------
                                          283,913       267,223           6.2%
---------------------------------------------------------------
Wireless operating income                 131,090       126,829           3.4%
---------------------------------------------------------------

       OTHER OPERATIONS
Operating revenues                        111,807        77,648          44.0%
---------------------------------------------------------------

Operating expenses
  Cost of sales and other                  84,029        57,353          46.5%
  Depreciation and amortization             3,247         3,316          (2.1%)
---------------------------------------------------------------
                                           87,276        60,669          43.9%
---------------------------------------------------------------
Other operating income                     24,531        16,979          44.5%
---------------------------------------------------------------

TOTAL OPERATING INCOME                    495,352       445,239          11.3%

OTHER INCOME (EXPENSE)
  Interest expense                       (137,014)     (144,099)         (4.9%)
  Income from unconsolidated
   cellular entities                       34,535        32,869           5.1%
  Minority interest                       (12,283)      (12,797)         (4.0%)
  Other income and expense                  8,382         3,813         119.8%
  Income tax expense                     (151,046)     (131,166)         15.2%
---------------------------------------------------------------
NET INCOME                             $  237,926       193,859          22.7%
===============================================================

EARNINGS PER SHARE (1)
  Basic                                $     1.71          1.41          21.3%
  Diluted                              $     1.68          1.39          20.9%

SHARES OUTSTANDING (1)
  Basic                                   138,848       137,010           1.3%
  Diluted                                 141,432       140,105           0.9%

DIVIDENDS PER COMMON SHARE (1)         $   0.1800        0.1732           3.9%
------------------

   (1) Reflects a three-for-two stock split effected as a stock dividend distributed March 31, 1999



                                CenturyTel, Inc.
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998
                                   (UNAUDITED)

                                               1999           1998
----------------------------------------------------------------------
                                                 (in thousands)
                              ASSETS

CURRENT ASSETS
  Cash and cash equivalents                 $    56,640         5,742
  Other current assets                          240,061       220,496
----------------------------------------------------------------------
    Total current assets                        296,701       226,238
----------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT
  Telephone                                   3,445,932     3,660,252
  Wireless                                      472,725       436,897
  Other                                         275,250       192,509
  Accumulated depreciation                   (1,937,449)   (1,938,205)
----------------------------------------------------------------------
    Net property, plant and equipment         2,256,458     2,351,453
----------------------------------------------------------------------

INVESTMENTS AND OTHER ASSETS
  Excess cost of net assets acquired          1,625,023     1,956,701
  Other                                         509,422       401,063
----------------------------------------------------------------------
    Total investments and other assets        2,134,445     2,357,764
----------------------------------------------------------------------
TOTAL ASSETS                                $ 4,687,604     4,935,455
======================================================================

                     LIABILITIES AND EQUITY

CURRENT LIABILITIES
  Current maturities of long-term debt      $    68,535        53,010
  Other current liabilities                     237,846       251,834
----------------------------------------------------------------------
    Total current liabilities                   306,381       304,844

LONG-TERM DEBT                                2,071,874     2,558,000
DEFERRED CREDITS AND OTHER LIABILITIES          461,357       541,129
STOCKHOLDERS' EQUITY                          1,847,992     1,531,482
----------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY                $ 4,687,604     4,935,455
======================================================================

                              CAPITAL EXPENDITURES
                 TWELVE MONTHS ENDED DECEMBER 31, 1999 AND 1998

                                                                           INC
                                                  1999          1998      (DEC)
------------------------------------------------------------------------------
                                                    (in thousands)
Telephone                                   $   233,512       233,190      0.1%
Wireless                                         58,760        57,326      2.5%
Corporate and other                              97,708        29,087    235.9%
----------------------------------------------------------------------
  Total capital expenditures                $   389,980       319,603     22.0%
======================================================================

                      CAPITAL EXPENDITURES
          THREE MONTHS ENDED DECEMBER 31, 1999 AND 1998

                                                                           INC
                                                  1999          1998      (DEC)
------------------------------------------------------------------------------
                                                    (in thousands)
Telephone                                   $    88,334        91,227     (3.2%)
Wireless                                         14,498         7,429     95.2%
Corporate and other                              50,150        11,918    320.8%
----------------------------------------------------------------------
  Total capital expenditures                $   152,982       110,574     38.4%
======================================================================


                                 SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CenturyTel, Inc.

                                   By:  /s/ Neil A. Sweasy
                                       -------------------------
                                       Neil A. Sweasy
                                       Vice President and Controller